EXHIBIT INDEX

Exhibit A:
  Attachment to item 77I: Terms of new or amended securities
------------------------------------------------------------------

Exhibit A:

The "Terms of new or amended securities" are incorporated herein by reference to the Prospectus filed on March 27, 2002 and effective on April 1, 2002 for all portfolios.